[Front Cover]

[MFS logo]

[Photo of train tracks]


Annual Report for
Year Ended
September 30, 1995



MFS(R) Total Return Fund

[Back Cover]


MFS(R) Total
Return Fund
500 Boylston Street
Boston, MA 02116

[MFS logo--25th anniversary medallion]


Bulk Rate
U.S. Postage
P A I D
Permit #55638
Boston, MA


MTR-2 11/95 285M        15/215/315

MFS(R) TOTAL RETURN FUND

Trustees
A. Keith Brodkin* - Chairman and President

Richard B. Bailey* - Private Investor;
Former Chairman and Director
(until 1991), Massachusetts Financial
Services Company

Peter G. Harwood - Private Investor

J. Atwood Ives - Chairman and Chief
Executive Officer, Eastern
Enterprises

Lawrence T. Perera - Partner,
Hemenway & Barnes

William J. Poorvu - Adjunct Professor,
Harvard University Graduate School of
Business Administration

Charles W. Schmidt - Private Investor

Arnold D. Scott* - Senior Executive Vice
President, Director and Secretary,
Massachusetts Financial Services Company

Jeffrey L. Shames* - President and Director,
Massachusetts Financial Services Company

Elaine R. Smith - Independent Consultant

David B. Stone - Chairman, North
American Management Corp.
(investment adviser)

Investment Adviser
Massachusetts Financial Services Company
500 Boylston Street
Boston, MA 02116-3741

Distributor
MFS Fund Distributors, Inc.
500 Boylston Street
Boston, MA 02116-3741

Investor Service
MFS Service Center, Inc.
P.O. Box 2281
Boston, MA 02107-9906

Head of the Portfolio Team
David M. Calabro*

Treasurer
W. Thomas London*

Assistant Treasurer
James O. Yost*

Secretary
Stephen E. Cavan*

Assistant Secretary
James R. Bordewick, Jr.*

Custodian
Investors Bank & Trust Company

Auditors
Deloitte & Touche llp

 -----------------------------------------------------------------------------
[BOXED TEXT]
[(NUMBER 1 DALBAR) LOGO]

For the second year in a row,
MFS earned a #1 ranking in
DALBAR, Inc.'s Broker/
Dealer Survey, Main Office
Operations Service Quality
category. The firm achieved a
3.49 overall score--on a scale of 1 to 4--in
the 1995 survey. A total of 71 firms respond-
ed, offering input on the quality of service
they receive from 36 mutual fund companies
nationwide. The survey contained questions
about service quality in 17 categories, including
"knowledge of phone service contacts,"
"accuracy of transaction processing," and
"overall ease of doing business with the firm."
                (Source: 1995 DALBAR Survey)
 -----------------------------------------------------------------------------

*Affiliated with the Investment Adviser

Letter to Shareholders

Dear Shareholders:
As has been the case for several quarters, we are managing the Fund in a conservative manner due to high stock market valuations. As of September 30, 1995, 8% of the Fund's assets was invested in cash and cash equivalents, 47% in common stocks, 9% in convertibles, and 36% in bonds. This compares to October 1, 1994, when 21% was invested in cash and cash equivalents. Early in 1995, we reduced the cash position and increased the weighting in bonds. Throughout the year, we continued to increase the bond weighting, concentrating on longer-term corporate issues. This allowed us to increase the monthly dividend throughout the year. For the year ended September 30, 1995, Class A shares provided a total return of +18.36%, Class B shares +17.46% and Class C shares +17.66%. All these returns assume the reinvestment of distributions but exclude the effects of any sales charges. A discussion of our strategy for the Fund may be found in the Portfolio Performance and Strategy section of this letter.

Economic Outlook
Moderate, but sustainable growth appears to be the hallmark of the economic expansion's fifth year. After slowing earlier in the summer, consumer spending and homebuying were making modest gains by September 30, although consumer spending was still showing areas of weakness. Businesses, meanwhile, continued to work off excess inventories and reduce factory output. At the same time, overseas economies, particularly those of Germany and Japan, have not recovered as expected, limiting U.S. export growth. However, we believe the Federal Reserve Board's consistent and, so far, successful efforts to fight inflation seem to be giving consumers and businesses enough confidence to help maintain 2-1/2% to 3% real (adjusted for inflation) growth in gross domestic product, at least through 1995.

Interest Rates
Although the Federal Reserve implemented a one-quarter percentage point decrease in short-term interest rates in July, the effects of its seven rate increases, which began in early 1994 and ended in February of this year, are still being felt throughout the economy. While there have been some increases in commodity prices, companies have not been able to pass along most of those higher costs. This was partly due to the need to keep fighting for market share, and also because wages and benefits of U.S. workers are still growing at a pace that is near or perhaps below the inflation rate, limiting consumer buying power. At the end of July, the nation's employment cost index had risen at a rate of just 2.8% over the previous year, helping to contain cost pressures. At the same time, the bond markets have apparently become convinced that economic growth will be contained for the near future, allowing long-term interest rates to decline slightly. Although previous monetary easing by the Federal Reserve has been followed by additional rate reductions, prospects for further decreases in the current environment are uncertain. Still, with long-term government bonds yielding approximately 6.5%, in an environment of 2-1/2% to 3% inflation, real rates of return in the fixed-income markets remain relatively attractive.

Stock Market
After a nearly 30% increase through most of 1995 in the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock performance, the stock market became somewhat volatile in the last few weeks before September 30 due to concerns about slow earnings growth for corporate America. Most of this volatility took place in technology and cyclical stocks. While we see a deceleration of corporate earnings growth as the inevitable consequence of traditional business cycles, we remain encouraged by the high absolute level of profitability among U.S. companies. Also, companies' increasing emphasis on cost-containment, coupled with their growing use of technology, have helped keep them competitive and reasonably profitable. Finally, we have been watching with interest the recent series of corporate mergers in such industries as banking, entertainment, health care and consumer products. Unlike previous merger waves, which were often intended to build conglomerates of loosely related or unrelated businesses, this year's mergers of similar companies seem to be more rationally based on the goals of helping the merged companies reduce costs and, in general, be more competitive. Looking ahead, we believe these factors, along with a stabilizing interest rate environment and a continuation of favorable earnings reports, will help maintain the stock market's long-term positive momentum.

Portfolio Performance and Strategy
Following a soft 1994, the stock market has rocketed ahead in 1995. U.S. companies increased profits by 20% or more and stock prices followed. In addition, low inflation and falling interest rates added to the attractiveness of financial services assets. The Fund continues to seek good values in the energy, financial services and telecommunications sectors. We have reduced our technology weighting and continue to be cautious in the more economically sensitive sectors.
   Our equity weighting continues to be somewhat below normal. While we believe corporate profits will likely remain at high absolute levels, the rate of earnings growth is clearly decelerating. Meanwhile, valuations are still above historical levels and the dividend yield on the S&P 500 is just 2.5%.

While the overall market will inevitably pause and correct at some point, we remain quite positive on the long-term outlook for equities. We will use any correction to increase our equity positions.
   Over the past six months, our major changes in the portfolio were to increase the bond weighting from 31% to 36% and increase the equity position from 44% to 47%. Bonds continue to look attractive due to the weakening economy and our generally positive outlook for inflation. Our high weighting in bonds allowed us to increase the dividend significantly during 1995. While the Fund's average monthly dividend was $0.045 per share for the year ended September 30, 1994, for the year ended September 30, 1995, the average monthly dividend stood at $0.051 per share.
   We appreciate your support and welcome any questions or comments you may have.

Respectfully,

/s/ A. Keith Brodkin
------------------------------------

A. Keith Brodkin
Chairman and President
October 12, 1995

/s/ David Calabro
------------------------------------

David Calabro
(on behalf of the
MFS Total Return Team)

Portfolio Managers' Profiles

David Calabro, Vice President; Geoffrey L. Kurinsky, Senior Vice President; Judith N. Lamb, Vice President; Lisa B. Nurme, Vice President; and Maura A. Shaughnessy, Vice President, are the Fund's portfolio managers. Mr. Calabro is the head of this portfolio management team and a manager of the common stock portion of the Fund's portfolio. Mr. Calabro has been employed by MFS since 1992. Mr. Kurinsky, the manager of the Fund's fixed-income securities, has been employed by MFS since 1987. Ms. Lamb, the manager of the Fund's convertible securities, has been employed by MFS since 1992. Ms. Nurme, a manager of the common stock portion of the Fund's portfolio, has been employed by MFS since 1987. Ms. Shaughnessy, also a manager of the common stock portion of the Fund's portfolio, has been employed by MFS since 1991.

Tax Form Summary
In January 1996, shareholders will be mailed a Tax Form Summary reporting the federal tax status of all distributions paid during the calendar year 1995.

For the year ended September 30, 1995, the amount of distributions from income eligible for the 70% dividends-received deduction for corporations came to 39%.

Federal Income Tax Information on Distributions

For the year ended September 30, 1995, distributions from long-term capital gains were $2,145,562.

Performance

The information below and on the following page illustrates the historical performance of MFS Total Return Fund Class A shares in comparison to various market indicators. Class A results reflect the deduction of the 4.75% maximum sales charge. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. You cannot invest in an index. All results reflect the reinvestment of all dividends and capital gains.

Class B shares were offered effective August 23, 1993. Information on Class B share performance appears on the next page.

Class C shares were offered effective August 1, 1994. Information on Class C share performance appears on the next page.

 -----------------------------------------------------------------------------
Growth of a Hypothetical $10,000 Investment
(For the 5-Year Period Ended September 30, 1995)

[Line graph representing the growth of a $10,000 investment for the five-year period ended September 30, 1995. The graph is scaled from $5,000 to $30,000 in $5,000 segments. The years are marked in 12-month segments from 1990 to 1995. There are four lines drawn to scale. One is a solid line representing MFS Total Return Fund (Class A), a second line of short dashes represents the S&P 500, a third line of very-short dashes represents the Lehman Brothers Gov't/Corporate Bond Index, and a fourth line of medium-short dashes represents the Consumer Price Index.]

MFS Total Return Fund (Class A)               $18,112
S&P 500                                       $22,115
Lehman Brothers Gov't/Corporate Bond Index    $16,026
Consumer Price Index                          $11,545
 -----------------------------------------------------------------------------

-----------------------------------------------------------------------------
Growth of a Hypothetical $10,000 Investment
(For the 10-Year Period Ended September 30, 1995)

[Line graph representing the growth of a $10,000 investment for the ten-year period ended September 30, 1995. The graph is scaled from $0 to $5,000 in $10,000 segments. The years are marked in 12-month segments from 1985 to 1995. There are four lines drawn to scale. One is a solid line representing MFS Total Return Fund (Class A), a second line of short dashes represents the S&P 500, a third line of very-short dashes represents the Lehman Brothers Gov't/Corporate Bond Index, and a fourth line of medium-short dashes represents the Consumer Price Index.]

MFS Total Return Fund (Class A)                 $33,552
S&P 500                                         $44,171
Lehman Brothers Gov't/Corporate Bond Index      $25,819
Consumer Price Index                            $14,143
 -----------------------------------------------------------------------------

Average Annual Total Returns

                                                     1 Year      3 Years     5 Years    10 Years
 -------------------------------------------------------------------------------------------------
MFS Total Return Fund (Class A) including 4.75%
  sales charge                                        +12.72%      +9.68%     +12.61%     +12.87%
 -------------------------------------------------------------------------------------------------
MFS Total Return Fund (Class A) at net asset
  value                                               +18.36%     +11.47%     +13.71%     +13.42%
 -------------------------------------------------------------------------------------------------
MFS Total Return Fund (Class B) with CDSC*            +13.46%       --          --         +6.45%+
 -------------------------------------------------------------------------------------------------
MFS Total Return Fund (Class B) without CDSC          +17.46%       --          --         +7.77%+
 -------------------------------------------------------------------------------------------------
MFS Total Return Fund (Class C)                       +17.66%       --          --        +14.58%#
 -------------------------------------------------------------------------------------------------
Average balanced fund                                 +19.04%     +10.75%     +13.63%     +12.30%
 -------------------------------------------------------------------------------------------------
Lehman Brothers Government Corporate Bond Index       +14.35%      +6.90%      +9.89%      +9.95%
 -------------------------------------------------------------------------------------------------
Standard & Poor's 500 Composite Index                 +29.71%     +14.96%     +17.20%     +16.01%
 -------------------------------------------------------------------------------------------------
Consumer Price IndexS.                                 +2.54%      +2.73%      +2.91%      +3.53%
 =================================================================================================

 *These returns reflect the current maximum Class B contingent deferred sales charge (CDSC) of 4%.

 +For the period from the commencement of offering of Class B shares, August
  23, 1993 to September 30, 1995.

 #For the period from the commencement of offering of Class C shares, August
  1, 1994 to September 30, 1995.

  Class C shares have no initial sales charge or CDSC but, along with Class B shares, have higher annual fees and expenses than Class A shares.

S.The Consumer Price Index is a popular measure of change in prices.

++The Lehman Index is an unmanaged, market-value weighted index of U.S.
  Treasury and government agency securities (excluding mortgage-backed securities) and investment-grade debt obligations of domestic corporations.

In the table on the previous page, we have included the average annual total returns of all balanced funds (including the Fund) tracked by Lipper Analytical Services, Inc. (an independent firm which rates mutual fund performance) for the applicable time periods (190, 84, 59 and 30 funds for the 1-, 3-, 5- and 10-year periods ended September 30, 1995, respectively). Because these returns do not reflect any applicable sales charges, we have also included the Fund's results at net asset value (no sales charge) for comparison.

All results are historical and, therefore, are not an indication of future results. The principal value and income return of an investment in a mutual fund will vary with changes in market conditions, and shares, when redeemed, may be worth more or less than their original cost. All Class A results reflect the applicable expense subsidy which is explained in the Notes to Financial Statements. Had the subsidy not been in effect, the results would have been less favorable.

Objectives and Policies

The Fund's primary objective is to provide above-average current income (compared to a portfolio entirely invested in equity securities) consistent with prudent employment of capital. As a secondary objective, the Fund seeks opportunities for growth of capital and income because many securities that offer a better-than-average yield may possess growth potential.

The Fund's investment policies are to vary its investments in types of securities in accordance with its interpretation of economic and money market conditions, fiscal and monetary policies and underlying security values. Generally, at least 40% of the Fund's assets is invested in equity securities. The Fund's debt securities may include non-investment-grade bonds. The Fund may also invest in foreign securities.

Portfolio of Investments - September 30, 1995

Non-Convertible Bonds - 35.2%

---------------------------------------------------------------------------------------------------
                                                                Principal Amount
Issuer                                                             (000 Omitted)             Value
---------------------------------------------------------------------------------------------------
  Banks and Credit Companies - 1.9%
  ABN Amro Global, 7.25s, 2005                                    $ 11,500            $11,821,655
  Banco Central, 8.25s, 2004                                         2,260              2,379,238
  Banco Central, 7.5s, 2005                                          5,000              5,011,000
  Banponce Financial Corp., 7.72s, 2000                              1,500              1,549,395
  Capital One Bank, 8.125s, 2000                                     2,605              2,736,135
  Chase Manhattan Corp., 8.8s, 2000                                  5,440              5,613,808
  Coastal Bancorp, Inc., 10s, 2002                                   1,380              1,352,400
  Den Danske Bank, 7.25s, 2005##                                     5,000              5,022,350
  First USA Corp., 7.65s, 2003                                      12,790             12,856,764
  Riggs National Corp., 8.5s, 2006                                  11,350             11,860,750
  Sovereign Bancorp, Inc., 6.75s, 2000                               2,590              2,518,775
                                                                                     --------------
                                                                                      $62,722,270
---------------------------------------------------------------------------------------------------
Corporate Asset Backed - 1.5%
  Chase Manhattan Credit Card Master Trust, Floating
    Rate, 2001                                                    $ 30,000            $30,000,000
  Merrill Lynch Home Equity Loan, 91-1, "B", 9.3s, 2016+             3,800              3,923,500
  Merrill Lynch Mortgage Investors, Inc., 9.7s, 2010                   482                495,193
  Merrill Lynch Mortgage Investors, Inc., 8.9s, 2011                 2,319              2,468,171
  Merrill Lynch Mortgage Investors, Inc., 9s, 2011                     997              1,028,802
  Merrill Lynch Mortgage Investors, Inc., 9.25s, 2011                  363                374,428
  Merrill Lynch Mortgage Investors, Inc., 8.227s, 2021+              4,000              3,024,640
  Standard Credit Card Master Trust, Floating Rate, 2000             6,140              6,145,710
                                                                                     --------------
                                                                                      $47,460,444
---------------------------------------------------------------------------------------------------
Financial Institutions - 1.8%
  Alex Brown, Inc., 7.625s, 2005                                  $  6,640            $ 6,782,030
  General Motors Acceptance Corp., 7.4s, 2025                        9,500              9,454,210
  Goldman Sachs Group, 7.25s, 2005                                   2,530              2,542,650
  K Mart Funding Corp., 8.8s, 2010                                   5,550              5,950,765
  Lehman Brothers Holdings, Inc., 7.375s, 2007                       5,500              5,625,895
  Lehman Brothers, Inc., 7.125s, 2002                                5,250              5,243,438
  Leucadia National Corp., 8.25s, 2005                               1,000              1,003,400
  Navistar Financial Corp., 9.5s, 1996                               4,935              5,009,025
  Phoenix Re Corp., 9.75s, 2003                                      1,000              1,040,000
  RHG Finance Corp., 8.875s, 2005                                    5,000              4,995,050
  Salton Sea Funding Corp., 7.37s, 2005##                            5,250              5,267,850
  Salton Sea Funding Corp., 7.84s, 2010##                            5,250              5,248,215
                                                                                     --------------
                                                                                      $58,162,528
---------------------------------------------------------------------------------------------------
Foreign - U.S. Dollar Denominated - 2.2%
  Banco Santander S.A., 7.875s, 2005                              $  6,000            $ 6,325,020
  Financiera Energetica Nacional S.A., 6.625s, 1996##                5,360              5,319,800
  Hanson Overseas, 6.75s, 2005                                       7,715              7,698,035
  Hidroelectrica Alicura, 8.375s, 1999##                             6,244              5,619,600
  Korea Electric Power Corp., 7.75s, 2013                           20,675             21,037,640
  Ocensa, 9.35s, 2005##                                              3,500              3,517,500
  Petronas Malaysia, 6.875s, 2003##                                  1,000              1,002,080

---------------------------------------------------------------------------------------------------
                                                                Principal Amount
Issuer                                                             (000 Omitted)             Value
---------------------------------------------------------------------------------------------------
Foreign - U.S. Dollar Denominated - continued
  Province of Ontario, 7s, 2005                                   $  7,880            $ 8,027,758
  Province of Quebec, 8.8s, 2003                                     3,500              3,890,705
  Province of Saskatchewan, 9.375s, 2020                               500                615,135
  Republic of Argentina, Floating Rate, 2023                         1,000                573,750
  Republic of Argentina, 5s, 2023                                    2,000                960,000
  Republic of Colombia, 8.75s, 1999                                  3,640              3,776,500
  Republic of Greece, 9.75s, 1999                                    3,070              3,330,612
                                                                                     --------------
                                                                                      $71,694,135
---------------------------------------------------------------------------------------------------
Industrials - 11.5%
  Building - 0.2%
   American Standard, Inc., 0s to 1998, 10.5s to 2005             $  1,750            $ 1,421,875
   Black & Decker Corp., 8.44s, 1999                                 1,690              1,785,823
   Nortek, Inc., 9.875s, 2004                                          500                453,750
   Owens Corning Fiberglass Corp., 8.875s, 2002                      1,390              1,510,291
   Owens Corning Fiberglass Corp., 9.9s, 2015##                      2,500              2,757,092
   USG Corp., 9.25s, 2001                                              250                264,375
                                                                                     --------------
                                                                                      $ 8,193,206
---------------------------------------------------------------------------------------------------
  Chemicals - 0.1%
   Koppers Industries, Inc., 8.5s, 2004                           $  2,000            $ 1,865,000
   NL Industries, Inc., 11.75s, 2003                                   750                791,250
                                                                                     --------------
                                                                                      $ 2,656,250
---------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 0.1%
   ADT Operations, Inc., 9.25s, 2003                              $  1,000            $ 1,042,500
   Sealy Corp., 9.5s, 2003                                           1,000                990,000
   Westpoint Stevens, Inc., 9.375s, 2005                             2,000              1,945,000
                                                                                     --------------
                                                                                      $ 3,977,500
---------------------------------------------------------------------------------------------------
  Containers - 0.3%
   Container Corp. of America, 10.75s, 2002                       $    750            $   789,375
   Container Corp. of America, 9.75s, 2003                             250                251,250
   Owens-Illinois, Inc., 9.75s, 2004                                 4,500              4,612,500
   Stone Container Corp., 9.875s, 2001                               1,900              1,876,250
   Stone Container Corp., 10.75s, 2002                               2,100              2,178,750
                                                                                     --------------
                                                                                      $ 9,708,125
---------------------------------------------------------------------------------------------------
  Entertainment - 0.9%
   Time Warner, Inc., 7.75s, 2005                                 $  4,382            $ 4,406,276
   Time Warner, Inc., 9.125s, 2013                                  15,000             16,280,550
   Time Warner, Inc., 9.15s, 2023                                    8,000              8,680,880
                                                                                     --------------
                                                                                      $29,367,706
---------------------------------------------------------------------------------------------------
  Food and Beverage Products - 1.4%
   Borden, Inc., 9.875s, 1997                                     $  4,500            $ 4,744,485
   Borden, Inc., 9.2s, 2021                                          7,900              8,599,703
   Borden, Inc., 7.875s, 2023                                        3,500              3,330,670
   Canandaigua Wine, Inc., 8.75s, 2003                               2,700              2,673,000
   Coca-Cola Bottling Group Southwest, Inc., 9s, 2003                1,000                990,000

---------------------------------------------------------------------------------------------------
                                                                Principal Amount
Issuer                                                             (000 Omitted)             Value
---------------------------------------------------------------------------------------------------
Industrials - continued
  Food and Beverage Products - continued
   Nabisco, Inc., 7.55s, 2015                                     $  9,160            $ 9,114,566
   RJR Nabisco, Inc., 8s, 2000                                       2,500              2,533,700
   RJR Nabisco, Inc., 8.75s, 2005                                    4,255              4,292,359
   RJR Nabisco, Inc., 8.75s, 2007                                   10,000              9,958,000
                                                                                     --------------
                                                                                      $46,236,483
---------------------------------------------------------------------------------------------------
  Forest and Paper Products - 0.9%
   Avenor, Inc., 9.375s, 2004                                     $  5,350            $ 5,855,147
   Brascan, 7.375s, 2002                                             6,000              5,992,500
   Canadian Pacific Forest, 10.25s, 2003                             3,700              4,170,529
   Georgia-Pacific Corp., 9.875s, 2021                               8,215              9,265,206
   Georgia-Pacific Corp., 8.125s, 2023                               1,550              1,562,974
   Georgia Pacific Corp., 8.625s, 2025                               3,190              3,377,636
                                                                                     --------------
                                                                                      $30,223,992
---------------------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 0.1%
   OrNda Healthcorp, 12.25s, 2002                                 $  2,250            $ 2,486,250
---------------------------------------------------------------------------------------------------
  Metals and Minerals - 0.3%
   ASARCO, Inc., 8.5s, 2025                                       $  7,000            $ 7,547,260
   Kaiser Aluminum & Chemical Corp., 9.875s, 2002                    1,000              1,000,000
                                                                                     --------------
                                                                                      $ 8,547,260
---------------------------------------------------------------------------------------------------
  Oils - 1.9%
   Enron Corp., 7.125s, 2007                                      $  7,000            $ 7,144,340
   Gulf Canada Resources Ltd., 9.25s, 2004                           1,000                990,000
   Louisiana Land & Exploration, 7.65s, 2023                        13,520             13,261,903
   Noram Energy Corp., 7.5s, 2000                                   10,750             10,819,122
   Oryx Energy Co., 6.23s, 1995                                      5,000              4,998,050
   Oryx Energy Co., 9.3s, 1996                                      14,650             14,819,208
   USX-Marathon Group, 8.875s, 1997                                  5,000              5,210,250
   Union Texas Petroleum Holdings, 8.5s, 2007                        5,340              5,871,597
                                                                                     --------------
                                                                                      $63,114,470
---------------------------------------------------------------------------------------------------
  Pollution Control - 0.1%
   Laidlaw, Inc., 8.75s, 2025                                     $  3,040            $ 3,383,915
---------------------------------------------------------------------------------------------------
  Precious Metals and Minerals - 0.2%
   Santa Fe Pacific Gold, 8.375s, 2005                            $  5,250            $ 5,240,182
---------------------------------------------------------------------------------------------------
  Printing and Publishing - 0.9%
   News America Holdings, Inc., 7.45s, 2000                       $  3,400            $ 3,483,436
   News America Holdings, Inc., 7.5s, 2000                           1,700              1,745,985
   News America Holdings, Inc., 10.125s, 2012                       10,000             11,639,700
   News America Holdings, Inc., 9.5s, 2024                           3,000              3,529,920
   Valassis Inserts, 9.375s, 1999                                    7,499              7,621,684
                                                                                     --------------
                                                                                      $28,020,725
---------------------------------------------------------------------------------------------------
  Restaurants and Lodging
   Four Seasons Hotels, Inc., 9.125s, 2000##                      $  1,000            $   973,750
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                                                                Principal Amount
Issuer                                                             (000 Omitted)             Value
---------------------------------------------------------------------------------------------------
Industrials - continued
  Special Products and Services - 0.2%
   Eagle Industries, Inc., 0s, 2003                               $    500           $    390,000
   IMC Fertilizer Group, 9.25s, 2000                                 4,000              4,120,000
   Mark IV Industries, Inc., 8.75s, 2003                               400                408,000
   OSI Specialties, Inc., 9.25s, 2003                                  500                545,000
                                                                                     --------------
                                                                                     $  5,463,000
---------------------------------------------------------------------------------------------------
  Steel - 0.1%
   AK Steel Holdings Corp., 10.75s, 2004                          $  2,000           $  2,137,500
   Weirton Steel Corp., 10.75s, 2005##                               1,750              1,618,750
                                                                                     --------------
                                                                                     $  3,756,250
---------------------------------------------------------------------------------------------------
  Stores - 1.1%
   Dayton-Hudson Corp., 9s, 2021                                  $ 10,000           $ 11,508,900
   Eckerd (Jack) Corp., 9.25s, 2004                                    500                526,250
   Finlay Enterprises, Inc., 12s, 2005                               1,500              1,035,000
   Finlay Fine Jewelry, 10.625s, 2003                                1,000                990,000
   K Mart Corp., 8.125s, 2006                                        5,490              5,696,040
   K Mart Corp., 8.99s, 2010                                         4,000              4,169,156
   K Mart Corp., 9.35s, 2020                                        13,000             13,016,250
                                                                                     --------------
                                                                                     $ 36,941,596
---------------------------------------------------------------------------------------------------
  Supermarkets - 0.4%
   Kroger Co., 8.5s, 2003                                         $    750           $    776,250
   Kroger Co., 9.25s, 2005                                           4,250              4,568,750
   Purity Supreme, Inc., 11.75s, 1999                                  750                819,375
   Safeway Stores, Inc., 9.65s, 2004                                 4,000              4,440,000
   Stop & Shop Cos., Inc., 9.75s, 2002                               1,700              1,853,000
                                                                                     --------------
                                                                                     $ 12,457,375
---------------------------------------------------------------------------------------------------
  Telecommunications - 1.7%
   MFS Communications, Inc., 0s, 2004                             $  2,850           $  2,158,875
   Paging Network, Inc., 8.875s, 2006                                3,000              2,917,500
   Rogers Cablesystems Ltd., 9.625s, 2002                              350                360,500
   TCI Communications, Inc., 8.75s, 2015                             6,749              7,042,379
   Tele Communications, Inc., 7.38s, 2001                            5,250              5,317,252
   Tele Communications, Inc., 9.8s, 2012                             4,760              5,418,546
   Tele Communications, Inc., 9.25s, 2023                           15,741             16,529,782
   USA Mobile Communication, 9.5s, 2004                                500                465,000
   Viacom, Inc., 7.75s, 2005                                        15,000             15,289,800
                                                                                     --------------
                                                                                     $ 55,499,634
---------------------------------------------------------------------------------------------------
  Other - 0.6%
   FHP International Corp., 7s, 2003                              $  3,000           $  2,961,630
   McDonnell Douglas Co., 9.25s, 2002                                8,380              9,423,394
   Raytheon Co., 7.375s, 2025                                        3,550              3,518,866
   Rouse Co., 8.5s, 2003                                             4,000              4,240,480
                                                                                     --------------
                                                                                     $ 20,144,370
---------------------------------------------------------------------------------------------------
Total Industrials                                                                    $376,392,039
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                                                                Principal Amount
Issuer                                                             (000 Omitted)             Value
---------------------------------------------------------------------------------------------------
Insurance - 0.3%
  CCP Insurance, Inc., 10.5s, 2004                                $  4,180            $ 4,475,024
  Travelers Group, Inc., 7.875s, 2025                                5,200              5,418,504
                                                                                     --------------
                                                                                      $ 9,893,528
---------------------------------------------------------------------------------------------------
Transportation - 1.0%
  Delta Air Lines, Inc., 9.75s, 2021                              $  3,680            $ 4,140,846
  Delta Air Lines, Inc., 10.375s, 2022                               5,000              5,977,800
  Jet Equipment Trust, 10.91s, 2006##                                7,489              8,443,204
  Jet Equipment Trust, 9.71s, 2014##                                 2,000              2,104,780
  Jet Equipment Trust, 10.69s, 2015##                                1,250              1,398,275
  Northwest Airlines Trust, 9.25s, 2014                              3,901              4,432,948
  Qantas Airways Ltd., 7.5s, 2003##                                  5,000              5,067,700
                                                                                     --------------
                                                                                      $31,565,553
---------------------------------------------------------------------------------------------------
U.S. Government Agencies - 2.6%
  Federal National Mortgage Association - 2.1%
   FNMA, 8.5s, 2003                                               $     75            $    77,350
   FNMA, 8.5s, 2005                                                 17,000             18,248,480
   FNMA, 8.5s, 2005                                                    163                168,717
   FNMA, 8.5s, 2006                                                  1,289              1,335,867
   FNMA, 8.5s, 2007                                                     74                 76,353
   FNMA, 9s, 2001                                                       55                 57,537
   FNMA, 9s, 2002                                                        5                  5,366
   FNMA, 9s, 2004                                                      131                136,916
   FNMA, 9s, 2005                                                      543                567,912
   FNMA, 9s, 2006                                                    1,046              1,092,100
   FNMA, 9.5s, 2024                                                  4,043              4,274,074
   FNMA, 9.5s, 2025                                                 41,151             43,503,680
                                                                                     --------------
                                                                                      $69,544,352
---------------------------------------------------------------------------------------------------
  Other - 0.5%
   Resolution Funding Corp., Strips, 0s, 2020                     $ 90,900            $16,478,352
---------------------------------------------------------------------------------------------------
Total U.S. Government Agencies                                                        $86,022,704
---------------------------------------------------------------------------------------------------
U.S. Government Guaranteed - 6.3%
  Government National Mortgage Association
   GNMA, 9s, 2017                                                 $    525            $   552,970
---------------------------------------------------------------------------------------------------
  Small Business Administration
   SBA, 8.8s, 2000                                                $    558            $   615,979
---------------------------------------------------------------------------------------------------
  U.S. Treasury Obligations - 6.3%
   Stripped Principal Payments, 0s, 2020                          $126,800            $24,038,744
   U.S. Treasury Notes, 7.25s, 1996                                 89,500             90,855,070
   U.S. Treasury Notes, 7.375s, 1997                                46,500             47,858,730
   U.S. Treasury Notes, 6.75s, 1999                                 13,500             13,833,315
   U.S. Treasury Notes, 7.5s, 1999                                     900                947,673
   U.S. Treasury Notes, 6.25s, 2000                                  4,285              4,323,822
   U.S. Treasury Notes, 7.125s, 2000                                12,375             12,893,141
   U.S. Treasury Notes, 7.75s, 2000                                  1,500              1,597,035

---------------------------------------------------------------------------------------------------
                                                                Principal Amount
Issuer                                                             (000 Omitted)             Value
---------------------------------------------------------------------------------------------------
U.S. Government Guaranteed - continued
  U.S. Treasury Obligations - continued
   U.S. Treasury Notes, 7.25s, 2004                               $  6,500           $  6,949,930
   U.S. Treasury Notes, 7.875s, 2004                                 1,048              1,165,407
   U.S. Treasury Bonds, 7.5s, 2024                                   1,575              1,752,928
                                                                                     --------------
                                                                                     $206,215,795
---------------------------------------------------------------------------------------------------
Total U.S. Government Guaranteed                                                     $207,384,744
---------------------------------------------------------------------------------------------------
Utilities - Electric - 4.9%
  BVPS II Funding Corp., 8.33s, 2007                              $  7,500           $  7,368,075
  Central Maine Power Co., 7.98s, 1996                               5,000              5,080,700
  Central Maine Power Co., 7.45s, 1999                               2,500              2,506,250
  Cleveland Electric Illumination, 9.5s, 2005                        3,950              3,955,530
  Commonwealth Edison Co., 9.5s, 2016                                5,245              5,505,991
  Commonwealth Edison Co., 8.5s, 2022                                3,000              3,147,090
  Commonwealth Edison Co., 8.375s, 2023                             14,630             15,239,632
  First PV Funding Corp., 10.3s, 2014                                3,310              3,363,788
  First PV Funding Corp., 10.15s, 2016                              13,493             13,493,000
  Gulf States Utilities Co., 8.25s, 2004                             4,750              5,071,432
  Long Island Lighting Co., 8.75s, 1997                              8,000              8,203,040
  Long Island Lighting Co., 7.625s, 1998                             5,400              5,493,366
  Long Island Lighting Co., 8.9s, 2019                              16,000             15,857,120
  Long Island Lighting Co., 9.625s, 2024                             2,500              2,559,375
  Louisiana Power & Light Co., 10.67s, 2017                          2,065              2,220,618
  Louisiana Power & Light Co., 10.67s, 2017                          1,000              1,075,360
  Midland Cogeneration Venture Corp., 10.33s, 2002                   3,458              3,561,319
  Midland Funding Corp. II, "A", 11.75s, 2005                        6,140              6,447,000
  Niagara Mohawk Power Co., 9.25s, 2001                              4,390              4,825,664
  Niagara Mohawk Power Co., 6.875s, 2003                             2,500              2,451,700
  Niagara Mohawk Power Co., 8s, 2004                                 2,800              2,929,696
  Niagara Mohawk Power Co., 9.75s, 2005                              6,500              7,582,705
  Niagara Mohawk Power Co., 7.75s, 2006                             12,260             12,589,058
  Niagara Mohawk Power Co., 8.75s, 2022                              7,880              8,129,008
  Ohio Edison Co., 7.375s, 2002                                      1,855              1,897,999
  PNPP II Funding Corp., 8.51s, 2006                                 4,361              4,373,385
  Texas & New Mexico Power Co., 12.5s, 1999                          3,623              4,075,875
                                                                                     --------------
                                                                                     $159,003,776
---------------------------------------------------------------------------------------------------
Utilities - Gas - 1.1%
  ANR Pipeline Co., 7s, 2005                                      $  8,220           $  8,464,463
  California Energy Co., 0s, 2004                                    4,400              3,872,000
  Coastal Corp., 10.375s, 2000                                       4,645              5,276,581
  Northwest Pipeline Co., 9s, 2022                                   1,580              1,702,260
  Panhandle Eastern Corp., 8.625s, 2025                              3,765              4,053,700
  Parker & Parsley Petroleum, 8.25s, 2007                            3,070              3,181,288
  Southern Union Co., 7.6s, 2024                                     9,500              9,420,010
  Texas Eastern Corp., 9s, 1997                                      1,000              1,032,500
                                                                                     --------------
                                                                                     $ 37,002,802
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                                                                Principal Amount
Issuer                                                             (000 Omitted)             Value
---------------------------------------------------------------------------------------------------
Utilities - Telephone - 0.1%
  Century Telephone Enterprises, 8.25s, 2024                      $  4,400          $    4,636,104
---------------------------------------------------------------------------------------------------
Total Non-Convertible Bonds (Identified Cost,
 $1,085,097,487)                                                                    $1,151,940,627
---------------------------------------------------------------------------------------------------

Convertible Bonds - 3.8%
---------------------------------------------------------------------------------------------------
Banks and Credit Companies - 0.2%
  Bank of New York Co., Inc., 7.5s, 2001                          $  3,000          $    7,061,250
---------------------------------------------------------------------------------------------------
Chemicals - 0.3%
  Sandoz, 2s, 2002##                                              $  2,240          $    1,818,208
  Valhi, Inc., 0s, 1997                                             19,889               7,408,652
                                                                                    --------------
                                                                                    $    9,226,860
---------------------------------------------------------------------------------------------------
Computer Software - Personal Computers - 0.1%
  Altera Corp., 5.75s, 2002##                                     $  1,400          $    1,967,000
---------------------------------------------------------------------------------------------------
Conglomerates - 0.1%
  Cooper Industries, 7.05s, 2015                                  $  3,000          $    3,018,750
---------------------------------------------------------------------------------------------------
Consumer Goods and Services - 0.1%
  Coleman Worldwide Corp., 0s, 1998                               $  6,250          $    1,914,062
  Fieldcrest Cannon Industries, 6s, 2012                             3,000               2,527,500
                                                                                    --------------
                                                                                    $    4,441,562
---------------------------------------------------------------------------------------------------
Electrical Equipment - 0.1%
  National Semiconductor, 6.5s, 2002##                            $  2,000          $    2,000,000
---------------------------------------------------------------------------------------------------
Electronics - 0.3%
  ADT Operations, Inc., 0s, 2010                                  $  9,475          $    4,133,469
  VLSI Technology, Inc., 8.25s, 2005                                 4,600               4,646,000
                                                                                    --------------
                                                                                    $    8,779,469
---------------------------------------------------------------------------------------------------
Entertainment - 0.1%
  Time Warner, Inc., 8.75s, 2015                                  $  2,742          $    2,851,212
---------------------------------------------------------------------------------------------------
Financial Institutions
  Mitsubishi Bank, 3s, 2002                                       $  1,200          $    1,200,000
---------------------------------------------------------------------------------------------------
Food and Beverage Products - 0.1%
  Grand Metropolitan, 6.5s, 2000##                                $  3,000          $    3,393,750
---------------------------------------------------------------------------------------------------
Insurance - 0.4%
  Equitable Cos., Inc., 6.125s, 2024                              $ 10,500          $   11,970,000
---------------------------------------------------------------------------------------------------
Machinery - 0.4%
  Aktiebolaget, 0s, 2002##                             ECU          18,100          $    13,653,509
---------------------------------------------------------------------------------------------------
Medical and Health Products - 1.1%
  Alza Corp., 0s, 1999                                            $ 10,000          $    3,850,000
  Ciba-Geigy Corp., 6.25s, 2016##                                    1,600               1,584,000
  Roche Holdings, Inc., 0s, 2008##                                  32,500              23,887,500
  Roche Holdings, Inc., 0s, 2010##                                  19,770               7,932,712
                                                                                    ---------------
                                                                                    $   37,254,212
---------------------------------------------------------------------------------------------------
Pollution Control - 0.1%
  U.S. Filter Corp., 6s, 2005##                                   $  2,000          $    2,202,500
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                                                                Principal Amount
Issuer                                                             (000 Omitted)             Value
---------------------------------------------------------------------------------------------------
Real Estate Investment Trusts--0.2%
  Liberty Property Trust, 8s, 2001                                $  6,000           $  6,322,500
---------------------------------------------------------------------------------------------------
Special Products and Services - 0.1%
  Cemex S.A., 4.25s, 1997##                                       $  5,500           $  4,585,625
---------------------------------------------------------------------------------------------------
Stores
  Federated Department Stores, 5s, 2003                           $  1,000           $  1,000,000
  Staples, Inc., 4.5s, 2000##                                          500                521,250
                                                                                     --------------
                                                                                     $  1,521,250
---------------------------------------------------------------------------------------------------
Telecommunications - 0.1%
  LDDS Communications, Inc., 5s, 2003                             $  1,000           $  1,028,750
  Turner Broadcasting Systems, Inc., 0s, 2007##                      3,000              1,342,500
                                                                                     --------------
                                                                                     $  2,371,250
---------------------------------------------------------------------------------------------------
Total Convertible Bonds (Identified Cost, $118,067,804)                              $123,820,699
---------------------------------------------------------------------------------------------------

Preferred Stocks - 0.9%
---------------------------------------------------------------------------------------------------
                                                                   Shares
---------------------------------------------------------------------------------------------------
Aetna Capital LLC, 9.5%                                            200,000           $  5,400,000
Bank United of Texas, "B", 9.6%                                    200,000              5,025,000
Boise Cascade Corp., "F", 9.4%                                     140,000              3,710,000
Conagra Capital, "A", 9%                                           200,000              5,375,000
Nevada Power Co., 9.9%                                              20,000              2,165,000
USX Capital LLC, 8.75%                                             376,800              9,325,800
---------------------------------------------------------------------------------------------------
Total Preferred Stocks (Identified Cost, $29,744,330)                                $ 31,000,800
---------------------------------------------------------------------------------------------------

Common Stocks - 47.2%
---------------------------------------------------------------------------------------------------
U.S. Stocks - 46.8%
  Aerospace - 1.1%
   Allied Signal, Inc.                                             100,000           $  4,412,500
   Lockheed Martin Corp.                                            96,000              6,444,000
   United Technologies Corp.                                       277,424             24,517,346
                                                                                     --------------
                                                                                     $ 35,373,846
---------------------------------------------------------------------------------------------------
  Airlines
   Midwest Express Holdings*                                        13,500           $    303,750
---------------------------------------------------------------------------------------------------
  Apparel and Textiles - 0.1%
   Springs Industries, Inc.                                         45,000           $  1,766,250
---------------------------------------------------------------------------------------------------
  Automotive - 2.1%
   Daimler Benz, ADR                                               203,500           $ 10,098,688
   Dana Corp.                                                      200,000              5,775,000
   Ford Motor Co.                                                  525,677             16,361,697
   General Motors Corp.                                            608,269             28,512,609
   Goodyear Tire & Rubber Co.                                      178,000              7,008,750
                                                                                     --------------
                                                                                     $ 67,756,744
---------------------------------------------------------------------------------------------------
  Banks and Credit Companies - 4.6%
   Bank of Boston Corp.                                            383,500           $ 18,264,188

---------------------------------------------------------------------------------------------------
Issuer                                                              Shares                Value
---------------------------------------------------------------------------------------------------
U.S. Stocks - continued
  Banks and Credit Companies - continued
   Bank of New York, Inc.                                          165,000           $  7,672,500
   Chase Manhattan Corp.                                           396,200             24,217,725
   Citicorp                                                        165,400             11,702,050
   Comerica, Inc.                                                   50,000              1,818,750
   Corestates Financial Corp.                                      150,000              5,493,750
   First Bank System, Inc.                                         250,000             12,031,250
   First Union Corp.                                               120,000              6,120,000
   National City Corp.                                             580,000             17,907,500
   NationsBank Corp.                                               350,000             23,537,500
   Northern Trust Co.                                              420,000             19,320,000
   Norwest Corp.                                                    81,700              2,675,675
                                                                                     --------------
                                                                                     $150,760,888
---------------------------------------------------------------------------------------------------
  Business Machines - 0.9%
   Hewlett-Packard Co.                                              45,000           $  3,751,875
   Texas Instruments, Inc.                                          95,000              7,588,125
   Xerox Corp.                                                     135,000             18,140,625
                                                                                     --------------
                                                                                     $ 29,480,625
---------------------------------------------------------------------------------------------------
  Cellular Telephones - 0.1%
   AirTouch Communications, Inc.*                                  107,812           $  3,301,743
---------------------------------------------------------------------------------------------------
  Chemicals - 1.6%
   Dow Chemical Co.                                                200,000           $ 14,900,000
   du Pont (E.I.) de Nemours & Co.                                 180,000             12,375,000
   Grace (W.R.) & Co.                                              373,900             24,957,825
                                                                                     --------------
                                                                                     $ 52,232,825
---------------------------------------------------------------------------------------------------
  Conglomerates - 0.9%
   Eastern Enterprises                                             350,000           $ 11,243,750
   Textron, Inc.                                                   250,000             17,062,500
                                                                                     --------------
                                                                                     $ 28,306,250
---------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 1.6%
   Colgate-Palmolive Co.                                           151,900           $ 10,120,338
   Gillette Co.                                                     85,600              4,076,700
   Philip Morris Cos., Inc.                                        410,400             34,268,400
   Rubbermaid, Inc.                                                101,200              2,795,650
                                                                                     --------------
                                                                                     $ 51,261,088
---------------------------------------------------------------------------------------------------
  Defense Electronics - 0.2%
   Loral Corp.                                                     135,900           $  7,746,300
---------------------------------------------------------------------------------------------------
  Electrical Equipment - 1.4%
   Alcatel Alsthom Compagnie, ADR                                  330,000           $  5,610,000
   Emerson Electric Co.                                            100,000              7,150,000
   General Electric Co.                                            215,372             13,729,965
   Honeywell, Inc.                                                 431,000             18,479,125
                                                                                     --------------
                                                                                     $ 44,969,090
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
Issuer                                                             Shares                 Value
---------------------------------------------------------------------------------------------------
U.S. Stocks - continued
  Electronics - 0.3%
   AMP, Inc.                                                        60,000           $  2,310,000
   Perkin-Elmer Corp.                                              230,000              8,193,750
                                                                                     --------------
                                                                                     $ 10,503,750
---------------------------------------------------------------------------------------------------
  Financial Institutions - 1.1%
   Bear Stearns Cos., Inc.                                         170,490           $  3,665,556
   Dean Witter Discover & Co., Inc.                                225,796             12,701,025
   Federal Home Loan Mortgage Corp.                                215,000             14,861,875
   Integra Financial Corp.                                          90,000              5,231,250
                                                                                     --------------
                                                                                     $ 36,459,706
---------------------------------------------------------------------------------------------------
  Food and Beverage Products - 2.3%
   Anheuser-Busch Cos., Inc.                                       130,000           $  8,108,750
   Campbell Soup Co.                                                27,500              1,396,942
   CPC International, Inc.                                         235,000             15,510,000
   Coca-Cola Co.                                                   120,000              8,280,000
   General Mills, Inc.                                             318,000             17,728,500
   Kellog Co.                                                       80,000              5,790,000
   McCormick & Co. Inc.                                             41,700                995,588
   PepsiCo, Inc.                                                   355,000             18,105,000
                                                                                     --------------
                                                                                     $ 75,914,780
---------------------------------------------------------------------------------------------------
  Forest and Paper Products - 0.8%
   Bowater, Inc.                                                   227,914           $ 10,626,490
   Georgia-Pacific Corp.                                            34,500              3,018,750
   Kimberly Clark Corp.                                             20,000              1,342,500
   Scott Paper Co.                                                  30,000              1,453,050
   Weyerhaeuser Co.                                                220,000             10,037,500
                                                                                     --------------
                                                                                     $ 26,478,290
---------------------------------------------------------------------------------------------------
  Insurance - 4.5%
   Aetna Life & Casualty Co.                                       460,600           $ 33,796,525
   Allstate Corp.                                                  279,779              9,897,182
   American General Corp.                                          400,000             14,950,000
   CIGNA Corp.                                                     324,800             33,819,800
   Lincoln National Corp.                                           91,000              4,288,375
   MBIA, Inc.                                                      160,000             11,280,000
   Reliastar Financial Corp.                                       275,000             11,171,875
   Torchmark Corp.                                                 125,000              5,265,625
   Travelers, Inc.                                                 286,269             15,208,041
   UNUM Corp.                                                      156,000              8,229,000
                                                                                     --------------
                                                                                     $147,906,423
---------------------------------------------------------------------------------------------------
  Machinery - 0.5%
   Caterpillar, Inc.                                                70,008           $  3,981,705
   Deere & Co., Inc.                                                86,000              6,998,250
   Ingersoll Rand Co.                                              119,000              4,462,500
                                                                                     --------------
                                                                                     $ 15,442,455
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
Issuer                                                             Shares                Value
---------------------------------------------------------------------------------------------------
U.S. Stocks - continued
  Medical and Health Products - 2.0%
   American Home Products Corp.                                    260,000           $ 22,067,500
   Baxter International, Inc.                                      257,300             10,581,463
   Lilly (Eli) & Co.                                               205,000             18,424,375
   SmithKline Beecham PLC, ADR                                     250,000             12,656,250
   Warner Lambert Co.                                               30,000              2,857,500
                                                                                     --------------
                                                                                     $ 66,587,088
---------------------------------------------------------------------------------------------------
  Metals and Minerals - 0.6%
   Cyprus Amax Minerals                                            300,000           $  8,437,500
   Phelps Dodge Corp.                                              192,560             12,059,070
                                                                                     --------------
                                                                                     $ 20,496,570
---------------------------------------------------------------------------------------------------
  Oil Services - 0.5%
   Dresser Industries, Inc.                                        100,000           $  2,387,500
   Schlumberger Ltd.                                               222,512             14,518,908
                                                                                     --------------
                                                                                     $ 16,906,408
---------------------------------------------------------------------------------------------------
  Oils - 5.9%
   Amoco Corp.                                                     324,500           $ 20,808,563
   Atlantic Richfield Co.                                          102,300             10,984,463
   British Petroleum PLC, ADR                                      207,922             18,687,032
   Chevron Corp.                                                   245,400             11,932,575
   Exxon Corp.                                                     270,836             19,567,901
   Mobil Corp.                                                     200,000             19,925,000
   Occidental Petroleum Corp.                                      700,000             15,400,000
   Royal Dutch Petroleum Co., ADR                                  260,000             31,915,000
   Sun, Inc.                                                       204,582              5,267,986
   TOTAL S.A., ADR                                                 343,000             10,332,875
   USX-Marathon Group                                              799,400             15,788,150
   Ultramar Corp.                                                  280,000              6,650,000
   YPF Sociedad Anonima, ADR                                       280,000              5,040,000
                                                                                     --------------
                                                                                     $192,299,545
---------------------------------------------------------------------------------------------------
  Photographic Products - 0.6%
   Eastman Kodak Co.                                               320,500           $ 18,989,625
---------------------------------------------------------------------------------------------------
  Pollution Control - 0.2%
   WMX Technologies, Inc.                                          200,000           $  5,700,000
---------------------------------------------------------------------------------------------------
  Precious Metals and Minerals - 0.1%
   Freeport-McMoRan Copper & Gold, Inc.                            156,483           $  4,009,877
---------------------------------------------------------------------------------------------------
  Railroads - 0.6%
   CSX Corp.                                                       164,000           $ 13,796,500
   Illinois Central Corp.                                          120,000              4,695,000
                                                                                     --------------
                                                                                     $ 18,491,500
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
Issuer                                                              Shares                Value
---------------------------------------------------------------------------------------------------
U.S. Stocks - continued
  Real Estate Investment Trusts - 1.4%
   Beacon Properties Corp.                                         303,400            $ 6,485,175
   Equity Residential Properties                                    54,000              1,626,750
   Health Care Property Investors, Inc.                            107,400              3,638,175
   Hospitality Properties Trust                                    380,000              9,975,000
   Kimco Realty Corp.                                               48,800              1,945,900
   Meditrust Corp.                                                 254,800              8,822,450
   National Health Investors, Inc.                                 244,400              7,393,100
   Oasis Residential                                               100,000              2,250,000
   Omega Healthcare Investors                                       80,000              2,140,000
   Storage Equities, Inc.                                           49,200                916,350
   Sun Communities, Inc.                                            85,800              2,230,800
                                                                                     --------------
                                                                                      $47,423,700
---------------------------------------------------------------------------------------------------
  Special Products and Services - 0.4%
   Minnesota Mining & Manufacturing Co.                             80,000            $ 4,520,000
   Pennsylvania Enterprises, Inc.                                  105,000              3,622,500
   Stanley Works                                                   130,000              5,638,750
                                                                                     --------------
                                                                                      $13,781,250
---------------------------------------------------------------------------------------------------
  Stores - 1.7%
   Dayton-Hudson Corp.                                             122,100            $ 9,264,338
   May Department Stores Co.                                       619,760             27,114,500
   Penney (J.C.), Inc.                                             120,000              5,955,000
   Sears, Roebuck & Co.                                            358,400             13,216,000
                                                                                     --------------
                                                                                      $55,549,838
---------------------------------------------------------------------------------------------------
  Utilities - Electric - 1.9%
   CMS Energy Corp.                                                300,000            $ 7,875,000
   FPL Group, Inc.                                                 420,000             17,167,500
   General Public Utilities Co.                                    125,000              3,890,625
   Pacific Gas & Electric Co.                                      300,600              8,980,425
   PECO Energy Co.                                                 350,000             10,018,750
   Pinnacle West Capital Corp.                                      50,000              1,312,500
   Portland General Electric Corp.                                  57,700              1,481,349
   Rochester Gas & Electric Corp.                                   71,800              1,696,275
   Texas Utilities Co.                                              60,000              2,092,500
   Unicom Corp.                                                    223,900              6,772,975
                                                                                     --------------
                                                                                      $61,287,899
---------------------------------------------------------------------------------------------------
  Utilities - Gas - 3.3%
   British Gas PLC, ADR                                             75,000            $ 3,131,250
   Coastal Corp.                                                   195,000              6,556,875
   Enron Corp.                                                     270,000              9,045,000
   Pacific Enterprises                                             676,400             16,994,550
   Panhandle Eastern Corp.                                         218,000              5,940,500
   Questar Corp.                                                    35,000              1,124,375
   Sonat, Inc.                                                     420,000             13,440,000
   Tenneco, Inc.                                                   350,000             16,187,500

---------------------------------------------------------------------------------------------------
Issuer                                                              Shares                Value
---------------------------------------------------------------------------------------------------
U.S. Stocks - continued
  Utilities - Gas - continued
   UGI Corp.                                                        410,000         $    8,456,250
   Williams Cos., Inc.                                              720,012             28,080,468
                                                                                     --------------
                                                                                    $  108,956,768
---------------------------------------------------------------------------------------------------
  Utilities - Telephone - 3.5%
   AT & T Corp.                                                     409,000         $   26,891,750
   Ameritech Corp.                                                  211,416             11,020,059
   Frontier Corp.                                                   199,600              5,314,350
   GTE Corp.                                                        422,000             16,563,500
   MCI Communications Corp.                                         453,000             11,806,312
   NYNEX Corp.                                                      268,800             12,835,200
   Pacific Telesis Group                                            150,000              4,612,500
   SBC Communications, Inc.                                         126,600              6,963,000
   Sprint Corp.                                                     377,900             13,226,500
   Tele Danmark, ADR                                                155,000              4,010,625
                                                                                     --------------
                                                                                    $  113,243,796
---------------------------------------------------------------------------------------------------
Total U.S. Stocks (Identified Cost, $1,090,951,534)                                 $1,529,688,667
---------------------------------------------------------------------------------------------------
Foreign Stocks - 0.4%
  Spain - 0.2%
   Iberdrola (Utilities - Electric)                                 750,000         $    5,686,275
---------------------------------------------------------------------------------------------------
  United Kingdom - 0.2%
   National Power PLC (Utilities - Electric)                      1,132,000         $    4,049,051
   PowerGen PLC (Utilities - Electric)                              729,000              2,872,916
                                                                                     --------------
                                                                                    $    6,921,967
---------------------------------------------------------------------------------------------------
Total Foreign Stocks (Identified Cost, $10,904,269)                                 $   12,608,242
---------------------------------------------------------------------------------------------------
Total Common Stocks (Identified Cost, $1,101,855,803)                               $1,542,296,909
---------------------------------------------------------------------------------------------------

Convertible Preferred Stocks - 5.0%
---------------------------------------------------------------------------------------------------
Agricultural Products - 0.2%
  Case Corp., $4.50                                                  70,000         $    7,131,250
---------------------------------------------------------------------------------------------------
Apparel and Textiles - 0.1%
  Owens Corning Capital LLC, 6.5%##                                  55,000         $    3,245,000
---------------------------------------------------------------------------------------------------
Automotive - 0.3%
  General Motors Corp., $3.25                                       140,000         $    9,082,500
---------------------------------------------------------------------------------------------------
Banks and Credit Companies - 0.8%
  Citicorp, 10.75%                                                  100,000         $   19,550,000
  Washington Mutual, Inc., "D", $6.00                                52,000              5,473,000
                                                                                      ------------
                                                                                    $   25,023,000
---------------------------------------------------------------------------------------------------
Business Services
  ALCO Standard Corp., $5.04                                         15,000         $    1,263,750
---------------------------------------------------------------------------------------------------
Construction Services - 0.1%
  Southdown, Inc., "D", $2.875                                       48,700         $    1,893,212
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
Issuer                                                             Shares                 Value
---------------------------------------------------------------------------------------------------
Entertainment - 0.1%
  Bally Entertainment, 8%                                           195,000           $ 2,193,750
---------------------------------------------------------------------------------------------------
Financial Institutions - 0.5%
  Advanta Corp., 6.75%*                                              30,000           $ 1,263,750
  First Chicago Corp., "B", 5.75%                                   176,100            11,314,425
  Merrill Lynch & Co., 6.50%                                         66,600             3,646,350
                                                                                      ------------
                                                                                      $16,224,525
---------------------------------------------------------------------------------------------------
Food and Beverage Products - 0.2%
  RJR Nabisco Holdings, "C", 9.25%                                1,100,700           $ 7,429,725
---------------------------------------------------------------------------------------------------
Insurance - 0.2%
  Allstate Corp., 6.76%                                              10,000           $   426,250
  St. Paul Capital LLC, 6%                                          101,700             5,949,450
                                                                                      ------------
                                                                                      $ 6,375,700
---------------------------------------------------------------------------------------------------
Medical and Health Technology and Services
  SCI Finance LLC, "A", $3.125                                       15,000           $ 1,049,025
---------------------------------------------------------------------------------------------------
Oil Services - 0.1%
  Reading & Bates Corp., $1.625                                      95,200           $ 3,427,200
---------------------------------------------------------------------------------------------------
Oils - 0.6%
  Atlantic Richfield Co., 9%                                        429,551           $10,953,550
  Occidental Petroleum Corp., $3.875                                140,000             8,050,000
                                                                                      ------------
                                                                                      $19,003,550
---------------------------------------------------------------------------------------------------
Pollution Control - 0.3%
  Browning-Ferris Industries, 7.25%*                                275,000           $ 9,143,750
---------------------------------------------------------------------------------------------------
Precious Metals and Minerals - 0.3%
  Freeport-McMoRan Copper & Gold, Inc., 7%                          120,000           $ 3,300,000
  Freeport-McMoRan Copper & Gold, Inc., 5%                          200,000             5,150,000
                                                                                      ------------
                                                                                      $ 8,450,000
---------------------------------------------------------------------------------------------------
Real Estate Investment Trusts - 0.2%
  Catellus Development Corp., $3.75                                  13,200           $   631,950
  Oasis Residential, "A", 9%                                         70,000             1,811,250
  Security Capital Pacific, "A", $1.75                              164,000             3,956,500
  Wellsford Residential Property Trust, "A", 7%                      90,000             1,766,250
                                                                                      ------------
                                                                                      $ 8,165,950
---------------------------------------------------------------------------------------------------
Special Products and Services - 0.2%
  Ceridian Corp., 5.5%                                               68,000           $ 6,596,000
---------------------------------------------------------------------------------------------------
Steel - 0.2%
  AK Steel Holdings Corp., 7%                                       216,500           $ 6,549,125
---------------------------------------------------------------------------------------------------
Utilities - Electric - 0.1%
  Williams Cos., Inc., 7%##                                          58,000           $ 3,994,750
---------------------------------------------------------------------------------------------------
Utilities - Gas - 0.1%
  Western Gas Resources, Inc., $2.625                                61,000           $ 2,226,500
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
Issuer                                                              Shares                   Value
---------------------------------------------------------------------------------------------------
Utilities - Telephone - 0.4%
  Cointel, 7%##                                                    299,800          $   14,727,675
---------------------------------------------------------------------------------------------------
Total Convertible Preferred Stocks (Identified Cost, $154,774,892)                  $  163,195,937
  -------------------------------------------------------------------------------------------------

Short-Term Obligations - 7.9%

---------------------------------------------------------------------------------------------------
                                                                Principal Amount
                                                                   (000 Omitted)
---------------------------------------------------------------------------------------------------
  AT&T Corp., due 11/28/95                                        $  7,400          $    7,331,599
  du Pont (E.I.) de Nemours & Co., due 10/25/95                     15,000              14,941,041
  Federal Farm Credit Bank, due 11/03/95 - 11/06/95                  6,500               6,465,368
  Federal Home Loan Bank, due 10/10/95 - 11/30/95                   25,800              25,670,904
  Federal Home Loan Mortgage Corp., due 10/20/95 - 11/20/95         84,093              83,676,574
  Federal National Mortgage Assn., due 10/02/95 - 11/17/95          65,175              64,979,913
  Ford Motor Credit Co., due 10/27/95                               10,500              10,454,719
  GTE South, due 10/04/95                                            7,800               7,795,016
  Heinz (H.J.) Co., due 10/03/95 - 10/13/95                         16,354              16,340,773
  PepsiCo, Inc., due 10/03/95                                       12,300              12,294,168
  Wal Mart Stores, due 11/21/95                                      7,400               7,339,073
---------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                     $  257,289,148
---------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $2,746,829,464)                                 $3,269,544,120

Other Assets, Less Liabilities                                                           1,164,726
---------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                 $3,270,708,846
---------------------------------------------------------------------------------------------------

 * Non-income producing security.
## SEC Rule 144A security.
 + Restricted security.
ECU = Principal amount of security denominated in European Currency Units.

See notes to financial statements

Financial Statements

Statement of Assets and Liabilities

-----------------------------------------------------------------------------------------
September 30, 1995
-----------------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $2,746,829,464)                  $3,269,544,120
  Cash                                                                             16,688
  Receivable for investments sold                                              48,388,417
  Receivable for Fund shares sold                                               3,664,095
  Interest and dividends receivable                                            29,056,870
  Receivable from investment adviser                                               93,132
  Other assets                                                                     58,151
                                                                              -----------
    Total assets                                                           $3,350,821,473
                                                                              ===========
Liabilities:
  Distributions payable                                                    $    1,667,599
  Payable for investments purchased                                            69,267,792
  Payable for Fund shares reacquired                                            7,245,963
  Payable to affiliates -
   Management fee                                                                  52,437
   Shareholder servicing agent fee                                                 24,598
   Distribution fee                                                             1,227,748
  Accrued expenses and other liabilities                                          626,490
                                                                              -----------
    Total liabilities                                                      $   80,112,627
                                                                              -----------
Net assets                                                                 $3,270,708,846
                                                                              ===========
Net assets consist of:
  Paid-in capital                                                          $2,648,454,101
  Unrealized appreciation on investments and translation of assets and
    liabilities in foreign currencies                                         522,715,383
  Accumulated undistributed net realized gain on investments and foreign
    currency transactions                                                      98,017,011
  Accumulated undistributed net investment income                               1,522,351
                                                                              -----------
    Total                                                                  $3,270,708,846
                                                                              ===========
Shares of beneficial interest outstanding                                   226,115,458
                                                                              ===========
Class A shares:
  Net asset value and redemption price per share
   (net assets of $2,242,435,897 / 155,030,940 shares of beneficial
   interest outstanding)                                                        $14.46
                                                                              ===========
  Offering price per share (100/95.25)                                          $15.18
                                                                              ===========
Class B shares:
  Net asset value and offering price per share
   (net assets of $1,005,413,281 / 69,507,266 shares of beneficial
   interest outstanding)                                                        $14.46
                                                                              ===========
Class C shares:
  Net asset value, offering price and redemption price
   (net assets of $22,859,668 / 1,577,252 shares of beneficial interest
   outstanding)                                                                 $14.49
                                                                              ===========

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A and Class B shares.

See notes to financial statements

Statement of Operations

-----------------------------------------------------------------------------------------
Year Ended September 30, 1995
-----------------------------------------------------------------------------------------
Net investment income:
  Income -
   Interest                                                      $105,318,026
   Dividends                                                       59,076,808
   Foreign taxes withheld                                            (478,396)
                                                                   -----------
    Total investment income                                      $163,916,438
                                                                   -----------
  Expenses -
   Management fee                                                $ 11,256,389
   Trustees' compensation                                             101,257
   Shareholder servicing agent fee (Class A)                        2,237,146
   Shareholder servicing agent fee (Class B)                        1,822,990
   Shareholder servicing agent fee (Class C)                           11,855
   Distribution and service fee (Class A)                           6,927,348
   Distribution and service fee (Class B)                           9,013,390
   Distribution and service fee (Class C)                              79,034
   Custodian fee                                                      629,779
   Postage                                                            554,164
   Printing                                                           267,348
   Auditing fees                                                       79,600
   Legal fees                                                          22,496
   Miscellaneous                                                    1,717,103
                                                                   -----------
    Total expenses                                               $ 34,719,899
   Reduction of expenses by distributor                            (1,978,583)
   Fees paid indirectly                                              (227,012)
                                                                   -----------
    Net expenses                                                 $ 32,514,304
                                                                   -----------
      Net investment income                                      $131,402,134
                                                                   -----------
Realized and unrealized gain (loss) on investments:
  Realized gain (identified cost basis) -
   Investment transactions                                       $120,747,175
   Foreign currency transactions                                       39,733
                                                                   -----------
      Net realized gain on investments                           $120,786,908
                                                                   -----------
  Change in unrealized appreciation (depreciation) -
   Investments                                                   $242,713,291
   Translation of assets and liabilities in foreign
     currencies                                                       (88,386)
                                                                   -----------
     Net unrealized gain on investments                          $242,624,905
                                                                   -----------
      Net realized and unrealized gain on investments and
        foreign currency                                         $363,411,813
                                                                   -----------
       Increase in net assets from operations                    $494,813,947
                                                                   ===========

See notes to financial statements

Statement of Changes in Net Assets

-----------------------------------------------------------------------------------------
Year Ended September 30,                                  1995           1994
-----------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                            $  131,402,134   $  100,428,299
  Net realized gain (loss) on investments and
   foreign currency transactions                      120,786,908      (27,333,507)
  Net unrealized gain (loss) on investments and
   foreign currency translation                       242,624,905     (106,132,819)
                                                         ---------     -----------
   Increase (decrease) in net assets from
    operations                                     $  494,813,947   $  (33,038,027)
                                                         ---------     -----------
Distributions declared to shareholders -
  From net investment income (Class A)             $  (91,296,492)  $  (73,642,097)
  From net investment income (Class B)                (33,884,609)     (22,924,892)
  From net investment income (Class C)                   (302,945)          (2,881)
  From net realized gain on investments and
   foreign currency transactions (Class A)             (1,471,111)     (13,216,281)
  From net realized gain on investments and
   foreign currency transactions (Class B)               (672,401)      (4,649,374)
  From net realized gain on investments and
   foreign currency transactions (Class C)                 (2,050)        --
  In excess of net realized gain on investments
   and foreign currency transactions (Class A)           --            (13,629,891)
  In excess of net realized gain on investments
   and foreign currency transactions (Class B)           --             (4,794,879)
                                                         ---------     -----------
   Total distributions declared to shareholders    $ (127,629,608)  $ (132,860,295)
                                                         ---------     -----------
Fund share (principal) transactions -
  Net proceeds from sale of shares                 $  620,581,586   $  875,180,059
  Net asset value of shares issued to shareholders
   in reinvestment of distributions                   108,185,007      109,317,882
  Cost of shares reacquired                          (526,677,345)    (351,427,892)
                                                         ---------     -----------
   Increase in net assets from Fund share
    transactions                                   $  202,089,248   $  633,070,049
                                                         ---------     -----------
    Total increase in net assets                   $  569,273,587   $  467,171,727
Net assets:
  At beginning of period                            2,701,435,259    2,234,263,532
                                                         ---------     -----------
  At end of period (including accumulated
   undistributed (distributions in excess of) net
   investment income of $(1,522,351) and
   $(7,440,916), respectively)                     $3,270,708,846   $2,701,435,259
                                                         =========     ===========

See notes to financial statements

Financial Highlights

----------------------------------------------------------------------------------------------
Year Ended September 30,                     1995        1994       1993      1992       1991
----------------------------------------------------------------------------------------------
                                           Class A
----------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period       $12.80      $13.70     $12.42    $11.82     $10.25
                                              ------     ------      ----      ----     ------
Income from investment operations+++ -
 Net investment income***                   $ 0.64      $ 0.54     $ 0.45    $ 0.65     $ 0.67
 Net realized and unrealized gain
   (loss) on investments and foreign
   currency  transactions                     1.64       (0.69)      1.74      0.75       1.57
                                              ------     ------      ----      ----     ------
     Total from investment operations       $ 2.28      $(0.15)    $ 2.19    $ 1.40     $ 2.24
                                              ------     ------      ----      ----     ------
Less distributions declared to
 shareholders -
   From net investment income****           $(0.61)     $(0.54)    $(0.59)   $(0.66)    $(0.61)
   In excess of net investment income++       --          --         --        --         --
   From net realized gain on
     investments and foreign currency
     transactions                            (0.01)      (0.10)     (0.32)    (0.14)     (0.06)
   In excess of net realized gain on
     investments and foreign currency
     transactions                             --         (0.11)      --        --         --
                                              ------     ------      ----      ----     ------
     Total distributions declared to
       shareholders                         $(0.62)     $(0.75)    $(0.91)   $(0.80)    $(0.67)
                                              ------     ------      ----      ----     ------
Net asset value - end of period             $14.46      $12.80     $13.70    $12.42     $11.82
                                              ======     ======      ====      ====     ======
Total return#                                18.36%    (1.07)%     18.32%     12.26%     22.25%
Ratios (to average net assets)/Supplemental data:***
 Expenses##                                   0.87%      0.85%      0.84%      0.84%      0.87%
 Net investment income                        4.82%      4.26%      4.51%      5.40%      5.89%
Portfolio turnover                             102%        91%        95%        84%        74%
Net assets at end of period
 (000,000 omitted)                          $2,242     $1,857     $1,702     $1,198       $909

***The distributor waived a portion of its distribution fee for the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and ratios would have been:

    Net investment income                     $0.63     $ 0.52         --         --         --
    Ratios (to average net assets):
     Expenses##                                0.97%      0.95%        --         --         --
     Net investment income                     4.72%      4.16%        --         --         --

   # Total returns for Class A shares do not include the sales charge (except for reinvested dividends prior to October 1, 1989). If the charge had been included, the results would have been lower.

 +++ Per share data for the periods subsequent to September 30, 1993 is based on average shares outstanding.

  ++ For the year ended September 30, 1993, the per share distribution in excess of net investment income on Class A shares was $0.0035.

**** For the years ended September 30, 1992 and 1991, $0.0508 and
     $0.0596, respectively, of per share distributions from net investment income have been redesignated as distributions from capital gains.

  ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.

See notes to financial statements

--------------------------------------------------------------------------------------------
Year Ended September 30,                    1990      1989      1988      1987       1986
--------------------------------------------------------------------------------------------
                                            Class A
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period      $11.58    $10.13    $11.47    $ 9.77     $ 8.73
                                              ----      ----      ----      ----     ------
Income from investment operations -
   Net investment income                   $ 0.64    $ 0.65    $ 0.62    $ 0.56     $ 0.60
   Net realized and unrealized gain
    (loss)  on investments and foreign
    currency  transactions                  (1.25)     1.71     (1.07)     2.07       1.91
                                              ----      ----      ----      ----     ------
     Total from investment
      operations                           $(0.61)   $ 2.36    $(0.45)   $ 2.63     $ 2.51
                                              ----      ----      ----      ----     ------
Less distributions declared to
 shareholders -
   From net investment income              $(0.66)   $(0.63)   $(0.60)   $(0.56)    $(0.59)
   From net realized gain on
    investments and foreign currency
    transactions                            (0.06)    (0.28)    (0.08)    (0.36)     (0.88)
   From paid-in capital                      --        --       (0.21)    (0.01)      --
                                              ----      ----      ----      ----     ------
     Total distributions declared to
      shareholders                         $(0.72)   $(0.91)   $(0.89)   $(0.93)    $(1.47)
                                              ----      ----      ----      ----     ------
Net asset value - end of period            $10.25    $11.58    $10.13    $11.47     $ 9.77
                                              ====      ====      ====      ====     ======
Total return#                               (5.59)%   23.46%    (3.93)%   26.81%     28.45%
Ratios (to average net assets)/Supplemental data:
   Expenses                                  0.85%     0.72%     0.71%     0.63%      0.67%
   Net investment income                     5.71%     5.97%     6.06%     5.05%      5.67%
Portfolio turnover                             50%       53%       52%       58%        94%
Net assets at end of period
 (000,000 omitted)                           $707      $628      $508      $551       $309

# Total returns for Class A shares do not include the sales charge (except for reinvested dividends prior to October 1, 1989). If the charge had been included, the results would have been lower.

See notes to financial statements

--------------------------------------------------------------------------------------------
Year Ended September 30,            1995        1994       1993*        1995      1994**
--------------------------------------------------------------------------------------------
                                  Class B                             Class C
--------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning
 of period                         $12.80      $13.70      $13.53      $12.80     $12.92
                                     ------     ------      ------      ------     ------
Income from investment
 operations++ -
 Net investment income             $ 0.53      $ 0.39      $ 0.06      $ 0.54     $ 0.08
 Net realized and unrealized
   gain (loss) on investments
   and foreign currency
   transactions                      1.64       (0.65)       0.16        1.66      (0.13)
                                     ------     ------      ------      ------     ------
     Total from investment
      operations                   $ 2.17      $(0.26)     $ 0.22      $ 2.20     $(0.05)
                                     ------     ------      ------      ------     ------
Less distributions declared to
 shareholders -
   From net investment income      $(0.50)     $(0.43)     $(0.05)     $(0.50)    $(0.07)
   From net realized gain on
    investments and foreign
    currency transactions           (0.01)      (0.10)       --         (0.01)      --
   In excess of net realized
    gain on investments and
    foreign currency
    transactions                     --         (0.11)       --          --         --
                                     ------     ------      ------      ------     ------
     Total distributions
      declared to shareholders     $(0.51)     $(0.64)     $(0.05)     $(0.51)    $(0.07)
                                     ------     ------      ------      ------     ------
Net asset value - end of
 period                            $14.46      $12.80      $13.70      $14.49     $12.80
                                     ======     ======      ======      ======     ======
Total return                        17.46%     (1.93)%      15.24%+     17.66%    (0.41)%
Ratios (to average net
 assets)/ Supplemental data:
   Expenses##                        1.71%       1.70%       1.75%+      1.67%      1.76%+
   Net investment income             3.97%       3.45%       3.98%+      4.14%      4.08%+
Portfolio turnover                    102%         91%         95%        102%        91%
Net assets at end of period
 (000,000 omitted)                 $1,005        $843        $532         $23         $1

  * For the period from commencement of offering of Class B shares. August 23, 1993 to September 30, 1993.
 ** For the period from commencement of offering of Class C shares. August 1,
    1994 to September 30, 1994.
  + Annualized.
 ++ Per share data for the periods subsequent to September 30, 1993 is based on average shares outstanding.
 ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.

See notes to financial statements

Notes to Financial Statements

(1) Business and Organization
MFS Total Return Fund (the Fund) is a diversified series of MFS Series Trust V (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are valued at last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Forward Foreign Currency Exchange Contracts - The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund will enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. It may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Fund may enter into contracts with the intent of changing the relative exposure of the Fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividend income is recorded on the ex-dividend date for dividends received in cash. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custodian bank calculates its fee based on the Fund's average daily net assets. This fee is reduced according to an expense offset arrangement with State Street Bank, the dividend disbursing agent, which provides for partial reimbursement of custody fees based on a formula developed to measure the value of cash deposited by the Fund with the custodian and with the dividend disbursing agent. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return, and consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV. Foreign taxes have been provided for on interest and dividend income earned on foreign investments in accordance with the applicable country's tax rates and to the extent unrecoverable are recorded as a reduction of investment income. Distributions to shareholders are recorded on the ex-dividend or ex-interest date.

The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains. During the year ended September 30, 1995, $3,045,179 was reclassified from accumulated undistributed net realized gain on investments to accumulated undistributed net investment income due to differences between book and tax accounting for government-backed securities and currency transactions. This change had no effect on the net assets or net asset value per share.

Multiple Classes of Shares of Beneficial Interest - The Fund offers Class A, Class B, and Class C shares. The three classes of shares differ in their respective shareholder servicing agent, distribution and service fees. All shareholders bear the common expenses of the Fund pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an effective annual rate of 0.22% of average daily net assets and 3.09% of net investment income.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain of the officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD) and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $27,090 for the year ended September 30, 1995.

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $862,946 for the year ended September 30, 1995, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted separate distribution plans for Class A, Class B and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Class A distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer, a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares, commissions to dealers and payments to MFD wholesalers for sales at or above a certain dollar level, and other such distribution-related expenses that are approved by the Fund. MFD retains the service fee for accounts not attributable to a securities dealer which amounted to $703,057 for the year ended September 30, 1995. MFD is waiving the 0.10% distribution fee for an indefinite period. Fees incurred under the distribution plan during the year ended September 30, 1995 were 0.25% of average daily net assets attributable to Class A shares on an annualized basis.

The Class B and Class C distribution plans provide that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be additional consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $97,899 and $535 for Class B and Class C shares, respectively, for the year ended September 30, 1995. Fees incurred under the distribution plans during the year ended September 30, 1995 were 1.00% of average daily net assets attributable to Class B and Class C shares on an annualized basis.

A contingent deferred sales charge is imposed on shareholder redemptions of Class A shares, on purchases of $1 million or more, in the event of a shareholder redemption within twelve months following the share purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges.

Contingent deferred sales charges imposed during the year ended September 30, 1995 were $27,736 and $1,756,259 for Class A and Class B shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the average daily net assets of each class of shares at an effective annual rate of up to 0.15%, up to 0.22%, and up to 0.15% attributable to Class A, Class B, and Class C shares, respectively.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                  Purchases           Sales
--------------------------------------------------------------------------------
U.S. government securities                      $1,131,816,758    $1,213,055,715
                                                 =============     =============
Investments (non-U.S. government securities)    $1,875,901,630    $1,291,206,317
                                                 =============     =============

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                    $2,746,941,281
                                                                   =============
Gross unrealized appreciation                                     $  540,958,801
Gross unrealized depreciation                                         18,355,962
                                                                   -------------
  Net unrealized appreciation                                     $  522,602,839
                                                                   =============
(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

Class A Shares           Year Ended September 30, 1995        Year Ended September 30, 1994
                       ---------------------------------   -----------------------------------
                          Shares             Amount            Shares              Amount
-----------------------------------------------------------------------------------------------
Shares sold              27,571,191       $ 366,257,248       32,302,120        $ 426,179,879
Shares issued to
 shareholders in
 reinvestment of
 distributions            5,805,766          77,216,013        6,185,236           80,887,784
Shares reacquired       (23,436,000)       (309,567,243)     (17,636,558)        (231,605,258)
                        -------------     -------------      -------------      --------------
   Net increase           9,940,957       $ 133,906,018       20,850,798        $ 275,462,405
                        =============     =============      =============      ==============

Class B Shares           Year Ended September 30, 1995        Year Ended September 30, 1994
                       ---------------------------------   -----------------------------------
                            Shares              Amount           Shares               Amount
-----------------------------------------------------------------------------------------------
Shares sold              17,488,663       $ 232,234,181       33,915,337        $ 447,401,529
Shares issued to
 shareholders in
 reinvestment of
 distributions            2,308,539          30,683,046        2,174,267           28,427,804
Shares reacquired       (16,113,302)       (214,915,122)      (9,135,051)        (119,551,014)
                        -------------     -------------      -------------      --------------
   Net increase           3,683,900       $  48,002,105       26,954,553        $ 356,278,319
                        =============     =============      =============      ==============

Class C Shares           Year Ended September 30, 1995        Year Ended September 30, 1994
                       ---------------------------------   -----------------------------------
                            Shares              Amount           Shares               Amount
-----------------------------------------------------------------------------------------------
Shares sold               1,619,700       $  22,090,157          123,851        $   1,598,651
Shares issued to
 shareholders in
 reinvestment of
 distributions               20,825             285,948              178                2,294
Shares reacquired          (163,091)         (2,194,980)         (24,211)            (311,620)
                        -------------     -------------      -------------      --------------
   Net increase           1,477,434       $  20,181,125           99,818        $   1,289,325
                        =============     =============      =============      ==============

* For the period from commencement of offering of Class C shares, August 1, 1994 to September 30, 1994.

(6) Line of Credit
The Fund entered into an agreement which enables it to participate with other funds managed by MFS in an unsecured line of credit with a bank which permits borrowings up to $350 million, collectively. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended September 30, 1995 was $42,229.

(7) Financial Instruments
The Fund regularly trades financial instruments with off-balance sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts and futures contracts. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At September 30, 1995, the Fund did not hold any of these financial instruments.

(8) Restricted Securities
The Fund may invest not more than 15% of its net assets in securities which are subject to legal or contractual restrictions on resale. At September 30, 1995, the Fund owned the following restricted securities (constituting 4.75% of net assets) which may not be publicly sold without registration under the Securities Act of 1933 (the 1933 Act). The Fund does not have the right to demand that such securities be registered. The value of these securities is determined by valuations supplied by a pricing service or brokers or, if not available, in good faith by or at the direction of the Trustees. Certain of these securities may be offered and sold to "qualified institutional buyers" under Rule 144A of the 1933 Act.

                                                                        Share/
Description                                Date of Acquisition      Par Amount      Cost          Value
-----------------------------------------------------------------------------------------------------------
Aktiebolaget, 0s, 2002+                       5/12/92-5/13/92      18,100,000    $12,152,460   $13,653,509
Altera Corp., 5.75s, 2002+                            6/16/95       1,400,000      1,400,000     1,967,000
Cemex S.A., 4.25s, 1997+                              9/28/94       5,500,000      5,500,000     4,585,625
Ciba-Geigy Corp., 6.25s, 2016+               11/12/91-1/22/92       1,600,000      2,068,000     1,584,000
Cointel, 7%+                                  2/24/94-2/24/95         299,800     20,809,350    14,727,675
Den Danske Bank, 7.25s, 2005+                         6/14/95       5,000,000      4,995,550     5,022,350

+SEC Rule 144A restriction.

                                                                        Share/
Description                                Date of Acquisition      Par Amount     Cost           Value
-----------------------------------------------------------------------------------------------------------
Financiera Energetica Nacional S.A.,
  6.625s, 1996+                               3/22/95-3/23/95       5,360,000   $ 5,209,062    $  5,319,800
Four Seasons Hotels, Inc., 9.125s,
  2000+                                               6/23/93       1,000,000       959,100         973,750
Grand Metropolitan, 6.5s, 2000+                       4/19/95       3,000,000     3,000,000       3,393,750
Hidroelectrica Alicura, 8.375s, 1999+                 4/08/95       6,244,000     5,849,829       5,619,600
Jet Equipment Trust, 10.91s, 2006+            4/07/95-4/18/95       7,488,695     7,941,794       8,443,204
Jet Equipment Trust, 9.71s, 2014+                     7/19/95       2,000,000     2,000,000       2,104,780
Jet Equipment Trust, 10.69s, 2015+                    4/07/95       1,250,000     1,250,000       1,398,275
Merrill Lynch Home Equity Loan, 91-1,
  "B", 9.3s, 2016                                    12/16/92       3,800,000     3,814,250       3,923,500
Merrill Lynch Mortgage Investors, Inc.,
  8.227s, 2021                                        6/22/94       4,000,000     2,772,500       3,024,640
National Semiconductor, 6.5s, 2002+                   9/22/95       2,000,000     2,000,000       2,000,000
Occidental Petroleum Corp., 7.75%+                    2/11/93         140,000     7,065,000       8,050,000
Ocensa, 9.35s, 2005+                                  6/21/95       3,500,000     3,500,000       3,517,500
Owens Corning Capital LLC, 6.5%+                      9/06/95          55,000     3,180,622       3,245,000
Owens Corning Fiberglass Corp., 9.9s,
  2015+                                               4/05/95       2,500,000     2,500,000       2,757,092
Petronas Malaysia, 6.875s, 2003+                      6/22/93       1,000,000     1,000,000       1,002,080
Qantas Airways Ltd., 7.5s, 2003+                      6/24/93       5,000,000     4,998,820       5,067,700
Roche Holdings, Inc., 0s, 2008+                       9/16/93      32,500,000    17,660,890      23,887,500
Roche Holdings, Inc., 0s, 2010+                       4/12/95      19,770,000     7,263,843       7,932,712
Salton Sea Funding Corp., 7.37s, 2005+                7/18/95       5,250,000     5,250,000       5,267,850
Salton Sea Funding Corp., 7.84s, 2010+                7/18/95       5,250,000     5,250,000       5,248,215
Sandoz, 2s, 2002+                                     9/28/95       2,240,000     1,818,208       1,818,208
Staples, Inc., 4.5s, 2000+                            9/12/95         500,000       500,000         521,250
Turner Broadcasting Systems, Inc., 0s,
  2007+                                      12/18/92-3/08/93       3,000,000     1,282,724       1,342,500
U.S. Filter Corp., 6s, 2005+                          9/13/95       2,000,000     2,000,000       2,202,500
Weirton Steel Corp., 10.75s, 2005+                    6/05/95       1,750,000     1,723,750       1,618,750
Williams Cos., Inc., 7%+                              4/03/95          58,000     2,900,000       3,994,750
                                                                                                -----------
                                                                                               $155,215,065
                                                                                                ===========

+SEC Rule 144A restriction.

Independent Auditors' Report

To the Trustees of MFS Series Trust V and Shareholders of MFS Total Return
Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Total Return Fund (one of the series constituting MFS Series Trust V) as of September 30, 1995, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended September 30, 1995 and 1994, and the financial highlights for each of the years in the ten-year period ended September 30, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at September 30, 1995 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Total Return Fund at September 30, 1995, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
November 3, 1995
                                   ----------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

MFS Investment Opportunities

Mutual Funds

The MFS Family of Funds(R), shown on the facing page, falls into the eight general categories below. All offer full-time professional management, a diversified portfolio, and a wide array of shareholder services.

Stock funds seek growth of capital rather than income through investments in stocks.

Stock and bond funds seek current income and growth of capital through investments in both stocks and bonds.

Bond funds seek current income through investments in debt securities.

World funds seek stock, balanced, and bond fund objectives through investments in U.S. and foreign stocks and bonds.

Limited-maturity bond funds seek current income and preservation of capital through investments in debt securities with remaining maturities of five years or less.

National tax-free bond funds seek current income exempt from federal income tax through investments in debt securities issued by states and municipalities.(1)

State tax-free bond funds seek current income exempt from federal and state income taxes through investments in debt securities issued by a single state and its municipalities.(1)

Money market funds seek preservation of capital and current income through investments in short-term debt securities.(2)

To determine which MFS fund may be appropriate for you, please contact your financial adviser, who can help you relate these investment opportunities to your financial goals. If you prefer, you may call MFS Investor Information for literature(3) on MFS products and services: 1-800-637-2929, from 9 a.m. to 5 p.m. Eastern time any business day (leave a message anytime).

(1) A small portion of the income may be subject to federal, state and/or alternative minimum tax.

(2) Investments in money market funds are not issued or guaranteed by the U.S. government and there is no assurance that the fund will be able to maintain a stable net asset value.

(3) Including a prospectus containing more complete information including charges and expenses. Read the prospectus carefully before investing.

The MFS Family of Funds(R)
America's Oldest Mutual Fund Group

The members of the MFS Family of Funds are grouped below according to the types of securities in their portfolios. For free prospectuses containing more complete information, including the exchange privilege and all charges and expenses, please contact your financial adviser or call MFS at 1-800-637-2929 any business day from 9 a.m. to 5 p.m. Eastern time (or, leave a message any time). This material should be read carefully before investing or sending money.

Stock
--------------------------------------------
Massachusetts Investors Trust
Massachusetts Investors Growth Stock Fund
MFS(R) Capital Growth Fund
MFS(R) Emerging Growth Fund
MFS(R) Gold & Natural Resources Fund
MFS(R) Growth Opportunities Fund
MFS(R) Managed Sectors Fund
MFS(R) OTC Fund
MFS(R) Research Fund
MFS(R) Value Fund

Stock and Bond
--------------------------------------------
MFS(R) Total Return Fund
MFS(R) Utilities Fund

Bond
--------------------------------------------
MFS(R) Bond Fund
MFS(R) Government Mortgage Fund
MFS(R) Government Securities Fund
MFS(R) High Income Fund
MFS(R) Intermediate Income Fund
MFS(R) Strategic Income Fund
(formerly MFS(R) Income & Opportunity Fund)
--------------------------------------------

Limited Maturity Bond
--------------------------------------------
MFS(R) Government Limited Maturity Fund
MFS(R) Limited Maturity Fund
MFS(R) Municipal Limited Maturity Fund

World
--------------------------------------------
MFS(R) World Asset Allocation Fund
MFS(R) World Equity Fund
MFS(R) World Governments Fund
MFS(R) World Growth Fund
MFS(R) World Total Return Fund

National Tax-Free Bond
--------------------------------------------
MFS(R) Municipal Bond Fund
MFS(R) Municipal High Income Fund
(closed to new investors)
MFS(R) Municipal Income Fund

State Tax-Free Bond
--------------------------------------------
Alabama, Arkansas, California, Florida,
Georgia, Louisiana, Maryland, Massachusetts,
Mississippi, New York, North Carolina,
Pennsylvania, South Carolina, Tennessee,
Texas, Virginia, Washington, West Virginia

Money Market
--------------------------------------------
MFS(R) Cash Reserve Fund
MFS(R) Government Money Market Fund
MFS(R) Money Market Fund
--------------------------------------------